LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 11, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2015, OF

CLEARBRIDGE ALL CAP VALUE FUND

Effective March 31, 2015, the section titled “Management” in the fund’s Summary Prospectus and in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio managers: Peter J. Hable, Sam Peters, CFA, and Albert Grosman. Mr. Hable (Managing Director and a Senior Portfolio Manager of ClearBridge) has been a portfolio manager for the fund since November 1990. Mr. Peters (Managing Director and a Senior Portfolio Manager of ClearBridge, LLC, an affiliate of ClearBridge) and Mr. Grosman (Managing Director and a Portfolio Manager of ClearBridge, LLC) have been portfolio managers for the fund since March 2015.

Effective March 31, 2015, the section titled “More on fund management – Portfolio managers” in the fund’s Prospectus will be deleted and replaced with the following:

Portfolio managers

Peter J. Hable has been a portfolio manager for the fund since November 1990. Sam Peters, CFA, and Albert Grosman have been portfolio managers for the fund since March 2015. Messrs. Hable, Peters and Grosman are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Hable is a Managing Director and a Senior Portfolio Manager of ClearBridge and has 31 years of industry experience. Mr. Hable joined ClearBridge or its predecessor companies in 1983.

Mr. Peters is a Managing Director and a Senior Portfolio Manager of ClearBridge, LLC, an affiliate of ClearBridge, and has 21 years of industry experience. He joined ClearBridge, LLC in 2005.

Mr. Grosman is a Managing Director and a Portfolio Manager of ClearBridge, LLC and has 21 years of industry experience. He joined ClearBridge, LLC in 2007. Mr. Grosman was formerly an equity analyst specializing in small and mid-cap companies with Long Trail Investment Management, Phinity Capital, Cyllenius/BlackRock and Fidelity Management and Research.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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